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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2005

                        SkillSoft Public Limited Company
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               (Exact Name of Registrant as Specified in Charter)

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
    Republic of Ireland                    0-25674                  None
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  (State or Other Juris-                 (Commission            (IRS Employer
 diction of Incorporation               File Number)         Identification No.)

          107 Northeastern Boulevard
             Nashua, New Hampshire                                  03062
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   (Address of Principal Executive Offices)                       (Zip Code)
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       Registrant's telephone number, including area code: (603) 324-3000
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 29, 2005, SkillSoft Public Limited Company (the "Company") and its wholly owned subsidiary, SkillSoft Corporation, entered into an amendment (the "Amendment") to the Amended and Restated Employment Agreement dated June 10, 2002 with Gregory M. Priest. Pursuant to the terms of the Amendment, Mr. Priest's title was changed from Chief Strategy Officer to Strategic Advisor (he remains Chairman of the Board of Directors) and his employment commitment has been reduced to less than full-time. His annual base compensation has been reduced from $318,379 (inclusive of housing and auto allowances totaling $68,379) to $50,000 and the bonus provisions have been eliminated. Upon the execution of the Amendment, the Company made a one-time cash payment to Mr. Priest in the amount of $583,379, which represents the severance payment amount that would be due to Mr. Priest under the terms of his employment agreement if he were to resign following the changes to his responsibilities and compensation reflected in the Amendment. As a result of this one-time payment, the cash severance provisions of the employment agreement have been eliminated. The full text of the Amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

               99.1 Amendment No. 1 to Amended and Restated Employment Agreement
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SkillSoft Public Limited Company

Date:  May 2, 2005                          By:   /s/ Thomas J. McDonald
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                                                 Thomas J. McDonald
                                                 Executive Vice President and
                                                 Chief Financial Officer
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                                  EXHIBIT INDEX

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Exhibit No.        Description
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
99.1               Amendment No. 1 to Amended and Restated Employment Agreement
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